UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2020

PGT Innovations, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37971	20-0634715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 TECHNOLOGY DRIVE NORTH VENICE, Florida		34275
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (941) 480-1600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PGTI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. Results of Operations and Financial Condition

On August 12, 2020, PGT Innovations, Inc. (the “Company”) issued a press release announcing its financial results for its second quarter ended July 4, 2020.

On the same date, the Company posted an earnings presentation on its investor relations website at http://ir.pgtinnovations.com. The earnings presentation is being made available in connection with the Company’s earnings conference call and audio webcast on August 12, 2020 at 10:30 a.m. E.T. The press release and the earnings presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are hereby incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure

The information set forth above under Item 2.02 is hereby incorporated herein by reference.

The information contained in this paragraph, as well as Exhibit 99.1 and Exhibit 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of PGT Innovations, Inc., dated August 12, 2020
99.2	Earnings presentation dated August 12, 2020
104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT INNOVATIONS, INC.

By: /s/ Sherri Baker_____________________________
       Name:  Sherri Baker
       Title:  Senior Vice President, and Chief Financial Officer

    Dated:  August 12, 2020

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of PGT Innovations, Inc., dated August 12, 2020
99.2	Earnings presentation dated August 12, 2020
104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document

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